UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Departure of John P. Hamill as Principal Financial and Accounting Officer

On June 25, 2019, John P. Hamill ceased to serve as the principal financial and accounting officer of Trevena, Inc. (the “Company”), effective immediately. Mr. Hamill will continue to serve as Vice President, Finance of the Company until August 31, 2019.

(c)                                  Appointment of Barry Shin as Chief Financial Officer

On June 25, 2019, the Company’s board of directors (the “Board”) appointed Barry Shin as the Company’s Chief Financial Officer, effective as of June 25, 2019 (the “Effective Date”).  Mr. Shin began service as the Company’s principal financial and accounting officer as of the Effective Date.

Mr. Shin, age 47, joins Trevena with extensive investment banking experience with a special expertise in advising biopharmaceutical companies through merger and acquisition (“M&A”) and financing transactions.  He was Managing Director in the Healthcare Investment Banking Group at Mizuho Securities beginning from May 2017 until joining the Company.  Prior to joining Mizuho Securities, he was a Managing Director in Guggenheim Securities’ Healthcare Investment Banking Group from 2012 to May 2017.  From 2005 to 2012, he served in the Healthcare Investment Banking Group of Piper Jaffray.  From 2001 to 2005, he advised healthcare and technology companies in financing and M&A transactions as a corporate attorney.  Mr. Shin received a B.Sc. and joint J.D. / M.B.A. from the University of Toronto.

There are no arrangements or understandings between Mr. Shin and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Shin and any of the Company’s other directors or executive officers.

Employment Agreement with Barry Shin

In connection with his appointment as the Company’s Chief Financial Officer, Barry Shin and the Company entered into an employment agreement, effective on the Effective Date (the “Employment Agreement”).

The Employment Agreement provides for an annual base compensation of $415,000 for Mr. Shin, a one-time signing bonus of $50,000 and an annual bonus in a target amount of 40% of his base salary, subject to achievement of corporate and individual performance objectives. In addition, upon commencing employment with the Company, he was granted an option to purchase 275,000 shares of common stock and was also granted 275,000 restricted stock units. One-sixteenth of the shares subject to the option shall vest and become exercisable every three months measured from the Effective Date, and one-fourth of the total number of shares subject to the restricted stock units shall vest on each of June 25, 2020, June 25, 2021, June 25, 2022 and June 25, 2023. Vesting of the options and restricted stock units is subject to Mr. Shin’s continued service as an employee of the Company on each vesting date. The exercise price for the stock option is $0.96 per share, which was the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant.  The stock option and the restricted stock units were issued under the Company’s 2013 Equity Incentive Plan.

Pursuant to his Employment Agreement, Mr. Shin is entitled to severance benefits if, after the Effective Date, his employment is terminated without Cause (as defined in the Employment Agreement), not on account of death or disability, or if he resigns for Good Reason (as defined in the Employment Agreement).  Subject to his execution of a release, Mr. Shin will be entitled to severance payments in the amount of 12 months of base salary, payable in equal installments on each regular payroll date, a pro-rata bonus for the calendar year of termination based on his target bonus, a cash incentive award under the Company’s Incentive Compensation Plan at the Board’s discretion, accelerated vesting of equity awards held by Mr. Shin at the time of termination that would have otherwise vested if he had remained at the Company for 9 months following the termination date, and COBRA payments for up to 12 months following termination. In the event of Mr Shin’s termination in connection with or within 12 months following a Change of Control (as defined in the Employment Agreement), Mr. Shin is entitled to severance payments in the amount of 15 months of base salary, payable in equal installments on each regular payroll date, a pro-rata bonus for the calendar year of termination, a cash incentive award under the Company’s Incentive Compensation Plan at the Board’s discretion, a payment in the amount of 15 months of Mr. Shin’s annual target bonus, COBRA payments for up to 15 months following termination and immediate and full accelerated vesting of equity awards held by Mr. Shin at the time of termination.  Pursuant to his Employment Agreement, Mr. Shin also entered into an Employee Proprietary Information, Inventions and Non-Solicitation Agreement with the Company.

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The foregoing description of Mr. Shin’s employment agreement is not complete and is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 27, 2019, the Company issued a press release announcing the appointment of Mr. Shin as Chief Financial Officer. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report. The information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, by and between the Company and Barry Shin, dated as of June 25, 2019.

99.1	Press Release dated, June 27, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: June 27, 2019	By:	/s/ Joel S. Solomon
Joel S. Solomon
Vice President, Legal & Compliance

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